THIRD AMENDMENT TO CREDIT AGREEMENT


                  THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of January 31, 1997, is entered into among Komag, Incorporated (the "Borrower"), the several financial institutions party to the Credit Agreement (collectively, the "Banks"), Wells Fargo Bank, N.A. as agent for the Banks (the "Agent"), and as successor in interest to First Interstate Bank of California ("FICAL"), as the original agent (the "Prior Agent") for the Banks and as a Bank.


                                    RECITALS

                  A. The Borrower, the Prior Agent, and the Banks have entered into a Credit Agreement dated as of December 15, 1994, as amended prior to the date hereof (the "Credit Agreement"), pursuant to which the Prior Agent, and the Banks agreed to make available to the Borrower a revolving credit facility.

                  B. Prior to the date hereof, Wells Fargo Bank, N.A. became the successor in interest to FICAL as Prior Agent and as a Bank under the Credit Agreement and the other Loan Documents.

                  C. The Borrower has requested that the Agent and the Banks amend the Credit Agreement as hereinafter provided, and the parties hereto are willing to so amend the Credit Agreement subject to the terms and conditions of this Amendment.


                                   AGREEMENTS

                  NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

                  1. Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

                  2. Amendments.

                         (a)  In  the  introductory   paragraph  of  the  Credit
Agreement, the phrase "First Interstate Bank of California, a California banking corporation ("FICAL")" shall be deleted and the following phrase "Wells Fargo Bank, N.A., a national association" shall be inserted in lieu thereof.

                         (b) All  references  in the  Credit  Agreement  and the
other Loan Documents to "FICAL" shall be amended to refer to "Wells Fargo". All other references in the Credit Agreement and the other Loan Documents to "First Interstate Bank of California" shall be amended to refer to "Wells Fargo Bank, N.A.".

                         (c) The term "Banks" in the  introductory  paragraph of
the Credit Agreement is amended to refer to all Banks executing this Amendment and all of the duties and obligations of the Borrower under the Loan Documents in existence prior to the date hereof shall be deemed to be duties and obligations to the Agent and the Banks executing this Amendment.

                         (d) In Section 1.01 of the Credit Agreement,  the prior
definition of "FICAL", now "Wells Fargo", shall be realphabetized.

                         (e) Section 6.02(f) to the Credit  Agreement is amended
by deleting the amount "$100,000,000" wherever it appears and by inserting in lieu thereof the amount "$300,000,000" and by deleting the amount "$50,000,000" wherever it appears and by inserting in lieu thereof the amount "$200,000,000"; provided, that, no amendments are made with respect to clause (vii) of Section 6.02(f).

                         (f) All notices  sent  pursuant to Section  9.02 of the
Credit Agreement shall be sent to the addresses noted on the signature pages hereto.

                         (g)  Exhibit 4 to the Credit  Agreement  is deleted and
the form of Exhibit 4 attached hereto shall be inserted in lieu thereof.

                  3. Effective Date. This Amendment will become effective on the date ("Effective Date") that the Agent has received from the Borrower and the Majority Banks a fully executed copy of this Amendment.

                  4. Miscellaneous.

                         (a) All references to Loan Documents shall refer to the
Loan Documents as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Loan Documents.

                         (b) This  Amendment  shall be binding upon and inure to
the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                         (c) This  Amendment  shall be governed by and construed
in accordance with the internal laws of the State of California without regard to the principles of conflicts of laws.

                         (d) This  Amendment  may be  executed  in any number of
counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Amendment (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of the Borrower or any Bank will have the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                         (e) This  Amendment  contains the entire and  exclusive
agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of the Credit Agreement.

                         (f) If any term or provision of this Amendment shall be
deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Documents, respectively.


                                       3.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.


                                   KOMAG INCORPORATED




                                   By:     /S/ William L. Potts, Jr.
                                      -----------------------------------------
                                   Title:  SVP, CFO
                                         ---------------------------------------

                                   Address:       Komag, Incorporated
                                                  275 South Hillview Drive
                                                  Milpitas, California 95035
                                   Facsimile:     (408) 956-1104




                                   WELLS  FARGO  BANK,   N.A.,   assuccessor  in
                                   interest   to   First   Interstate   Bank  of
                                   California, as Agent and as a Bank




                                   By:     /S/ Karen Barone
                                      -----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------

                                   Address:       121 Park Center Plaza
                                                  San Jose, CA 95172
                                   Facsimile:     (408) 295-0639


                                       4.

                             COMERICA BANK - CALIFORNIA, as a Bank




                             By: /S/ Scott T. Smith
                                 -----------------------------------------------
                             Title:  Scott T. Smith, Assistant Vice President
                                     -------------------------------------------

                             Address:     333 West Santa Clara Street
                                          San Jose, CA 95113
                             Facsimile:   (408) 556-5292


                             STANDARD CHARTERED BANK, as a Bank




                             By:   /S/ Rita Raychaudhuri
                                   ---------------------------------------------
                             Title:  Vice President
                                    --------------------------------------------

                             Address:     707 Wilshire Blvd., W9
                                          Los Angeles, CA 90017
                             Facsimile:   (213) 614-5158


                                       5.

                             ABN - AMRO BANK, N.V., San Francisco Branch




                             By:  /S/ Tom R. Wug
                                  ----------------------------------------------
                             Title: Group Vice President
                                    --------------------------------------------

                             By:  /S/ Bruce W. Swords
                                  ----------------------------------------------
                             Title: Vice President
                                    --------------------------------------------


                             Address: 101 California Street, Suite 4550 San Francisco, CA 94111
                             Facsimile:  (415) 362-3524

                                    EXHIBIT 4

                   SUBSIDIARIES AND CONSOLIDATED SUBSIDIARIES


                                                        Percentage of the
                                                        Borrower's Ownership
                                                        --------------------

1.     Komag Material Technology, Inc.                             55%

2.     Komag Technology Partners                                   50%

3.     Asahi Komag Co., Ltd.                                        0% *

4.     Komag Bermuda Ltd.                                         100%

5.     Komag Overseas Ltd.                                        100%

6.     Komag USA (Malaysia) Sdn                                     0% **

7.     Dastek Holding Company                                      60%

8.     Dastek (M) SDN BHD                                           0% ***

9.     Headway Technologies, Inc.                                  17% ****

10.    Asahi Komag (Thailand) Co., Ltd.                             0% *****

11.    Komag (Barbados) Ltd.                                      100%


* The Borrower owns 50% of Komag Technology Partners, which owns 98% of Asahi Komag Co., Ltd.

** Komag Bermuda Ltd. (97%) and Komag Overseas ltd. (3%) own 100% of Komag USA (Malaysia) Sdn.

***    Dastek Holding Company owns 100% of Dastek (M) SDN BHD.

**** The Borrower, through Asahi Komag Co., Ltd., owns an additional 9.5% of Headway Technologies, Inc.

*****  Asahi Komag Co., Ltd. owns 100% of Asahi Komag (Thailand) Co., Ltd.